SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant’s Telephone Number- (360) 734-9900

Date of fiscal year end: November 30, 2003
Date of reporting period: May 31, 2003

N-CSRS Semi-Annual Report May 31, 2003

REPORT TO STOCKHOLDERS

Idaho Tax-Exempt Fund

May 31, 2003 Report

Fellow Shareowners:

Idaho Tax Exempt Fund provided a total return of +5.57% for the six months and +9.54% for the twelve months ending May 31, 2003. Total Fund assets rose to $7.5 million from $6.7 million. Your Fund’s +9.54% one-year return outperformed the -8.06% S&P 500 Index for a third year by a wide margin.

In the last six months, the U.S. Federal Reserve Bank and the US Congress instituted a second round of significant interest rate and tax rate reductions to invigorate the US economy. As a result, ten-year AAA municipal bond yields have fallen 0.75% over the last six months and 1.00% over twelve months. We believe a rebound in economic growth will soon emerge.

At cyclical low points in economic growth, interest rates tend to rise (and bond prices fall) in anticipation of a return to higher levels of inflation. Ballooning federal deficits, huge trade imbalances and the depressed dollar are all reasons for concern in the inflation outlook. However, we expect US inflation will continue to restrained by competitive structural forces in the US, as well as Europe and Japan. Thus, we expect increases in US interest rates over the coming twelve months will be modest.

The Fund portfolio is already positioned to reduce the price risk associated with an increase in rates. The portfolio’s dollar weighted effective average maturity is reduced to only 5.6 years. This is less than the minimum for the Fund’s “normal” six to fifteen year range for average maturity. From this unusally defensive position, we feel more confident that the Fund can continue to produce positive returns in the years ahead. With 49% of the portfolio in General Obligation issues, the quality is exceptionally high.

Like the rest of the US, Idaho suffers from the current economic weakness. However, Idaho’s pro-business policies, balanced budget and responsive legislature give the State a competitive edge for the future. The credit quality of Idaho municipal issuers has remained sound despite the State’s current economic slowdown.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from Idaho and federal income taxes (including federal alternative minimum tax), a high-quality diversified bond portfolio and professional supervision. Please call us for details on how to check out your new on-line Internet account access. We welcome your suggestions. Only with your help can we be certain that we are meeting your investment needs — our primary objective.

Nicholas Kaiser,	Phelps McIlvaine,
President	Vice President, Portfolio Manager

July 14, 2003

Performance data quoted in this report represents past	Average Annual Total Returns
performance and is no guarantee of future performance. The investment return and principal value of investments	One Year	5 Years	10 Years
in the Fund fluctuate daily, and an investor's shares when redeemed may be worth more or less than the original cost.	8.12%	5.52%	5.65%
			Performance data for years ended 6/30/2003.

2	N-CSRS Semi-Annual Report May 31, 2003

Investments
As of May 31, 2003
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

Airport Parking (3%)
AAA	Boise City Airport Revenue COP	5.40% due 8/1/2011	$215,000	$226,355
Electric Power (2.3%)
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	155,000	169,610
Financial Services (2.4%)
AAA	Boise City General Fund Revenue	5.20% due 12/1/2017	160,000	180,005
General Obligations (49.1%)
AA-	Ada & Canyon Counties	5.50% due 7/30/2011	175,000	207,386
	JSD #2 Meridian	5.50% due 7/30/2015	100,000	120,079
AAA	Adams County GO	5.00% due 8/1/2014	110,000	119,947
A+	Bannock County GO Jail	5.05% due 9/1/2012	95,000	103,246
A	Bannock County SD #25	4.90% due 8/1/2009	90,000	99,118
AAA	"	5.20% due 8/1/2014	100,000	111,359
A	"	5.25% due 8/1/2016	110,000	121,535
AAA	Bingham County SCD #55	4.65% due 8/1/2017	285,000	309,286
AA-	Boise City GO ISD	5.50% due 7/30/2016	150,000	164,569
A	Boise County SD #73	5.15% due 7/31/2010	125,000	135,479
AA	Boise City ISD-Red.	5.00% due 8/15/2014	100,000	111,312
AAA	Caldwell GO	5.30% due 5/15/2014	150,000	170,802
AAA	Canyon County SD #132	5.40% due 7/30/2011	195,000	205,886
	"	5.40% due 7/30/2012	100,000	105,582
AAA	Canyon County SD #134 Middleton	4.65% due 7/31/2016	170,000	187,380
A	Canyon County SD #135 Notus Series 1994	6.00% due 8/1/2007	50,000	50,118
AAA	Cassia, Twin Falls JSD #151	5.375% due 8/1/2013	85,000	93,064
	"	5.375% due 8/1/2015	75,000	82,063
AAA	Clark County SD #161 Dubois	5.00% due 8/1/2015	270,000	303,997
AA	Idaho Housing & Finance Assoc.	4.80% due 6/1/2017	100,000	108,684
AAA	Kootenai County SD #273	5.00% due 7/30/2016	70,000	75,254
AAA	Kuna Sch/Comm Library Dist.	4.90% due 8/1/2013	75,000	82,637
AAA	Latah County SCD #287	4.10 due 8/1/2021	150,000	140,072
AAA	Lemhi County GO	4.20% due 8/1/2015	100,000	104,123
AAA	Meridian ID Free Library Dist.	5.00% due 8/1/2015	200,000	216,841
AAA	Power & Cassia Cos. JSD #381	5.25% due 8/1/2012	60,000	69,077
AAA	Teton County SD #401 GO	5.50% due 8/1/2012	75,000	82,974
	SUB-TOTAL		3,365,000	3,681,870

N-CSRS Semi-Annual Report May 31, 2003	3

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
Housing (4.4%)
AA	Idaho Housing Authority
	Single Fam Mortgage, B-1	6.85% due 7/1/2012	$50,000	$50,746
AA	Idaho Housing Authority
	Refunding Series A	6.15% due 7/1/2024	95,000	96,534
AA+	Idaho Housing Authority
	Single Fam Mort Mezz-E-1	6.60% due 7/1/2011	35,000	36,370
AA	Idaho Housing Authority
	Single Fam Mort Rev Ser B1	8.00% due 1/1/2020	10,000	10,496
AAA	Valley County Jail Project Ref.	4.70% due 8/1/2014	125,000	133,416
	SUB-TOTAL		315,000	327,562
Medical/Hospitals (4.2%)
AAA	Idaho Health Facility Auth.
	Holy Cross	5.25% due 12/1/2014	110,000	122,725
AAA	Idaho Health Facility Auth. Corp.
	Holy Cross Sys Corp Rev	5.00% due 12/1/2022	115,000	122,051
AAA	Idaho Health Facility
	Holy Cross Rev Refunding	5.25% due 12/1/2011	65,000	72,835
	SUB-TOTAL		290,000	317,611
Real Estate (1.4%)
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	106,235
Roads (1.5%)
A	Payette L.I.D. #89-1	7.95% due 5/1//2004	20,000	20,158
A	"	7.60 due 5/1/2005	30,000	30,364
	L.I.D. #91-4	7.95% due 4/15/2005	20,000	20,141
	"	7.95% due 4/15/2006	20,000	20,141
	"	7.95% due 4/15/2007	20,000	20,234
	SUB-TOTAL		110,000	111,038

4	N-CSRS Semi-Annual Report May 31, 2003

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
State Education (11.2%)
AAA	Boise State University
	Student Univ. & Housing Sys.	5.10% due 4/1/2014	$300,000	$332,846
AAA	Idaho State University
	Student Fee Revenue	4.90% due 4/1/2017	150,000	163,863
AAA	University of Idaho
	Student Fee Revenue-Elmwood Apts.	5.25% due 4/1/2014	120,000	136,846
AAA	University of Idaho
	Student Fee Revenue	5.60% due 4/1/2015	185,000	210,222
	SUB-TOTAL		755,000	843,697
Sewer (3.9%)
AAA	Moscow Sewer Revenue	4.125% due 11/1/2008	165,000	179,700
A	Troy, Sewer Revenue	7.60% due 2/1/2004	10,000	10,041
	"	7.70% due 2/1/2005	15,000	15,061
	"	7.80% due 2/1/2006	15,000	15,102
	"	7.90% due 2/1/2007	15,000	15,133
	"	8.00% due 2/1/2008	15,000	15,175
	"	8.00% due 2/1/2009	20,000	20,265
	"	8.00% due 2/1/2010	20,000	20,236
	SUB-TOTAL		275,000	290,713
Urban Renewal (8.9%)
AAA	Boise City Urban Renewal	5.875 due 8/15/2025	190,000	216,051
AAA	Boise Ciy urb. Ren. Agy. Pk. Rev & RA	5.00% due 8/15/2012	65,000	72,914
A	Jerome Urban Renewal District	5.40% due 9/1/2013	200,000	212,888
AA	Pocatello Development Authority	5.15% due 3/1/2011	150,000	163,474
	SUB-TOTAL		605,000	665,327
Water Supply (4.8%)
AAA	Ketchum Water Revenue	4.75% due 9/1/2013	60,000	65,573
A	McCall Water Rev., Series 1994	6.25% due 9/1/2008	200,000	218,466
A	McCall Water Revenue	6.375% due 9/1/2014	70,000	74,641
	SUB-TOTAL		330,000	358,680

Total Investments (97.1%)		(Cost=$6,757,973)	$6,675,000	$7,278,703
Other Assets (net of liabilities) (2.9%)				219,945
Total Net Assets (100%)				$7,498,648
* These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's ratings.

N-CSRS Semi-Annual Report May 31, 2003	5

Financial Highlights

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the period:	Period ended May 31, 2003	2002	2001	2000	1999	1998
Net asset value at beginning of period
Income from investment operations	$5.37	$5.28	$5.13	$5.01	$5.36	$5.28
Net investment income	0.10	0.22	0.22	0.23	0.24	0.25
Net gains or losses on securities (both realized and unrealized)	0.20	0.09	0.15	0.12	(0.35)	0.12
Total From investment operations	0.30	0.31	0.37	0.35	(0.11)	0.37
Less Distributions
Dividends (from net investment income)	(0.10)	(0.22)	(0.22)	(0.23)	(0.24)	(0.25)
Distributions (from capital gains)	-	-	-	-	-	(0.04)
Total Distributions	(0.10)	(0.22)	(0.22)	(0.23)	(0.24)	(0.29)
Net asset value at end of period	$5.57	$5.37	$5.28	$5.13	$5.01	$5.36
Total Return	5.57%	5.98%	7.40%	7.28%	(2.18)%	7.27%

Ratios/Supplemental data
Net assets ($000), end of period	$7,499	$6,943	$6,650	$5,628	$6,151	$6,264
Ratio of expenses to average net assets*	0.41%	0.80%	0.79%	0.80%	0.80%	0.76%
Ratio of net investment income to average net assets	1.95%	4.14%	4.21%	4.69%	4.55%	4.69%
Portfolio turnover rate	6%	11%	13%	14%	13%	23%

*For each of the above periods, all or a portion of the expenses were waived. If these costs had not been waived, the resulting increase to the ratio of expenses to average net assets would be .02%, .08%, .11%, .14%, .05%, and .07%, respectively.

Statement of Assets and Liabilities
As of May 31, 2003
Assets
	Bond investments (Cost $6,757,973)	$7,278,703
	Cash	118,767
	Interest receivable	101,536
	Insurance Reserve Premium	2,473
	Total Assets		$7,501,479

Liabilities
	Other Liabilities	2,831
	Total Liabilities		2,831

Net Assets			$7,498,648

Fund Shares Outstanding			1,347,060

Analysis of Net Assets
	Paid in capital (unlimited shares authorized, without par value)	6,997,733
	Accumulated net realized loss	(19,814)
	Unrealized net appreciation on investments	520,729
	Net Assets applicable to Fund shares outstanding		$7,498,648

Net Asset Value, Offering and Redemption price per share			$5.57

(The accompanying notes are an integral part of these financial statements)

6	N-CSRS Semi-Annual Report May 31, 2003

Statement of Operations

For the period ended May 31, 2003

Investment income
	Interest income	$173,478
	Amortization of bond premium	(5,854)
	Accretion	363
	Gross investment income		$167,987

Expenses
	Investment adviser and administration fee	17,832
	Professional fees	5,438
	Shareholder service fee	2,059
	Insurance	1,761
	Custodian fees	920
	Printing and postage	794
	Meetings	653
	Filing and registration fees	398
	Other expenses	351
	Total gross expenses	30,206
	Less: custodian fees waived	(920)
	Less: adviser fees waived	(329)
	Net expenses		28,957
	Net investment income		139,030

Net realized gain on investments
	Proceeds from sales	397,974
	Less: cost of securities sold (based on identified cost)	387,157
	Realized net gain		10,817

Unrealized gain on investments
	End of period	520,729
	Beginning of period	275,905
	Increase in unrealized gain for the period		244,824
	Net realized and unrealized gain on investments		255,641

Net increase in net assets resulting from operations			$394,671

Statement of Changes in Net Assets

		Period ended	Year ended
		May 31, 2003	Nov. 30, 2002
INCREASE IN NET ASSETS
From Operations
	Net investment income	$139,030	$279,783
	Net realized gain on investments	10,817	8,373
	Net increase in unealized appreciation	244,824	103,577
	Net increase in net assets from operations	394,671	391,733

Dividends to shareowners from
	Net investment income	(139,301)	(280,029)
From fund share transactions
	Proceeds from sales of shares	622,651	633,759
	Value of shares issued in reinvestment of dividends	109,065	222,546
		731,716	856,305
	Cost of shares redeemed	(431,606)	(674,999)
	Net increase in net assets from share transactions	300,110	181,306
Total increase in net assets		$555,480	$293,010

NET ASSETS
	Beginning of period	6,943,168	6,650,158
	End of period	7,498,648	6,943,168

Shares of the fund sold and redeemed
	Number of shares sold	113,981	118,569
	Number of shares issued in reinvestment of dividends	19,942	41,714
		133,923	160,283
	Number of shares redeemed	(78,850)	(126,945)
Net increase in number of shares outstanding		55,073	33,338

(The accompanying notes are an integral part of these financial statements)

N-CSRS Semi-Annual Report May 31, 2003	7

Notes to Financial Statements

Organization
Saturna Investment Trust, (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

Unaudited Information
The information in this interim report has not been subject to independent audit.

Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Investments:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity or call, as appropriate.

Interest income is increased by accretion for bonds underwritten as original issue discounts and for bonds purchased at market discounts.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet IRS requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the distribution date.

Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the six months ended May 31, 2003, the Fund incurred advisory fee expenses of $17,832.

Saturna Capital has volunteered to reimburse the Fund to the extent that total expenses of the Fund, (excluding interest, brokerage commissions and taxes) exceeded .80% through March 31, 2003. Accordingly, for the six months ended May 31, 2002, Saturna Capital waived $329 of the advisory fee.

In accordance with the Fund's agreement with its custodian, National City Bank of Indiana, for the six months ended May 31, 2003, custodian fees incurred by the Fund amounted to $920. The custodian waived its fees for earnings credits.

The Trust acts as a distributor of its own shares, except in those states in which Saturna Brokerage Services, Inc. (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the six months ended May 31, 2003, the Fund paid such a fee of $2,059.

One trustee is also a director and officer of Saturna Capital Corporation. The unaffiliated trustees receive a fee of $100 per meeting attended, and in the period ending May 31, 2003, such fees totalled $700 for the Trust.

Investments
At May 31, 2003, the net unrealized appreciation of investments for the Fund of $520,729 comprised gross unrealized gains of $529,696 and gross unrealized losses of $8,967.

During the six months ended May 31, 2003, the Fund purchased $679,774 of securities and sold/matured $397,974 of securities.

8	N-CSRS Semi-Annual Report May 31, 2003

Web: http://www.saturna.com
E-mail: idaho@saturna.com

(logo)

Saturna Capital
Mutual Funds

1-800/SATURNA
(800/728-8762)
1-888/732-6262 for automated assistance,
including fund prices

This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust

(graphic omitted)
I D A H O TAX-EXEMPT FUND

SEMI-ANNUAL REPORT May 31, 2003

CODE OF ETHICS

AUDIT COMMITTEE FINANCIAL EXPERT

(a) (1) (i) The Trustees of Saturna Investment Trust determined, at their quarterly meeting of June 18, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.

(a) (2) (ii) Mr. John Moore, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

CONTROLS AND PROCEDURES

EXHIBITS

Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.

(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

N-CSRS Semi-Annual Report May 31, 2003	9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: July 30, 2003

By:

/s/ Christopher Fankhouser
Christopher Fankhouser, Treasurer

Date: July 30, 2003

10	N-CSRS Semi-Annual Report May 31, 2003